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                                                                   EXHIBIT 10.06


                                   REGIONAL
           PROTOTYPE PROFIT SHARING PLAN AND TRUST/CUSTODIAL ACCOUNT
                   STANDARD PLAN ADOPTION AGREEMENT AA #001

     The Employer named below adopts the Regional Prototype Profit Sharing Plan and Trust/Custodial Account and makes the following specified elections under the Adoption Agreement.

A.   ACCOUNTING, EFFECTIVE DATE AND OTHER DATA

     1.   NAME AND ADDRESS OF EMPLOYER
          Employer Name             Interwoven, Inc.
          Address                   885 N. San Antonio Road
          City, State, ZIP          Los Altos, Ca 94022

     2.   TYPE OF BUSINESS ORGANIZATION (Select one.)
                [_]   Sole Proprietorship    [_]    Partnership
                [X]   Corporation            [_]    Subchapter S Corporation

     3.   EFFECTIVE DATE                            01/01/97
          (If the Employer is adopting this Plan as a restatement of an existing plan, the date should be the original effective date of the existing plan. Otherwise, the date should be the date the Employer chooses the Plan to be effective).

     4.   RESTATED DATE
          (Complete only if this Plan is a restatement of a plan previously adopted).
          If this Plan is a restatement of a previously existing plan, attach an addendum listing any optional forms of benefit which must be included in this plan under Code Section 411(d)(6) and the regulations thereunder which are not listed elsewhere in the Plan.

     5.   EMPLOYER TAX YEAR END              12/31

     6.   PLAN YEAR END                      12/31

     7.   EMPLOYER IDENTIFICATION NUMBER     94-3221352

     8.   PLAN NUMBER (3 digits)             001

     9.   DESCRIPTION OF TRADE OR BUSINESS   Software Development, Consulting

     10   LIMITATION YEAR END                12/31
          (If this item is not completed, the limitation year end shall be the calendar year end.)

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B.   ELIGIBILITY

     1.   SERVICE REQUIREMENT (Specify whole years or months.)

          a.     Whole Years
                 -- Year(s) of Service [Not more than 2 (1 if the Plan allows 401(k) contributions). If more than 1 Year of Service is required, the Plan must provide 100% immediate vesting under Section E.1.]

          b.     Months
                 0 Months of Service [Not more than 24 (12 months if the Plan allows 401(k) contributions). If more than 12 Months of Service is elected, the Plan must provide 100% immediate vesting under Section E.1.]

     2.   MINIMUM AGE REQUIREMENT (Specify.) 0 (May not exceed age 21.)

     3.   ENTRY DATES
          The Plan shall have the following entry dates:
          a. [_] The Plan Anniversary Date.*
          b. [_] The Plan Anniversary Date and a date six months from the Plan Anniversary Date.
          c. [X] Other * beginning of each calendar month
          * If only one entry date per year is provided and an employee enters the Plan on the entry date following the date on which the employee satisfies the eligibility requirements, the maximum age and service requirements in Sections B.1. and B.2. (above) must be reduced by (OMEGA) year.

     4.   PLAN ENTRY
          An employee shall enter the Plan on the Plan entry date [X] following [_] prior to [_] closest to the date on which the employee meets the eligibility requirements of the Plan.

     5.   ELIGIBILITY FOR EMPLOYER CONTRIBUTIONS (Check if applicable.)
          a. [X] A participant shall not be eligible to receive an allocation of Employer contributions for a Plan Year if he or she is not employed by the Employer on the last day of the Plan Year and has no more than 500 Hours of Service during the Plan Year.
          b. [_] This provision shall be waived and the participant shall be eligible for Employer contributions even though not employed on the last day of the Plan Year if the participant separates from service due to [_] death [_]disability or [_] retirement (check all that apply).
          c. If elective deferrals are elected under Section D. of this Adoption Agreement, the requirements of 5.a. and 5.b. (above) [_] shall [X] shall not apply to Employer contributions made pursuant to a salary reduction agreement.

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          d. If elective deferrals are elected under Section D. of this Adoption
             Agreement and matching contributions are elected under Section
             D.4., the requirements of 5.a. and 5.b. above [_] shall [X] shall not apply to such matching contributions.

C.   DEFINITION OF COMPENSATION

     1.   "Compensation" shall mean:
          [_]  Wages, tips, and other compensation box on Form W-2.
          [X]  Section 3401(a) wages.
          [_]  415 safe-harbor compensation.

     2. "Compensation shall mean the amount which is actually paid to the participant during the determination period which shall be:
          [X]  The Plan Year.
          [_]  The taxable year ending with or within the Plan Year.
          [_]  The limitation year ending with or within the Plan Year.

     3. Compensation [X] shall [_] shall not include Employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the employee under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

     4.   This definition of compensation shall be effective as of 01/01/97.

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D.   ELECTIVE DEFERRALS

     Complete this section only if elective deferrals or voluntary nondeductible employee contributions are allowed under this Plan.

     1.   ELECTIVE DEFERRALS
          A participant may elect to have his or her compensation reduced by the following percentage or amount per pay period, or for a specified pay period or periods, as designated in writing to the plan administrator. (Check any applicable options and fill in the appropriate blanks.)
          a. [X] An amount not in excess of 15% of a participant's compensation.
          b. [_] An amount not in excess of $ (specify dollar amount) of a participant's compensation per year.

     2.   CASH OR DEFERRED ELECTIONS
          [X] Check here if a participant may base elective deferrals on cash bonuses that, at the participant's election, may be contributed to the CODA or received by the participant in cash.

     3.   ELECTIONS
          a. A participant may elect to commence deferrals (under 1. or 2. above) as of beginning of any calendar month (enter at least
                              -------------------------------
                 one date during the calendar year).
          b. A participant may elect to terminate or modify the amount of deferrals as of terminate any time; modify at the beginning of
                                 ----------------------------------------------
                 any calendar month (enter at least one date during the calendar
                 ------------------
                 year).

     4.   MATCHING CONTRIBUTIONS
          a.     The Employer will make matching
                 [_]  All participants.
                 [_]  All participants who are nonhighly compensated employees.
          b. Matching contributions will be made on behalf of each participant in the amount of:
                 1)   [_]   % of the elective deferral made for each Plan Year.
                 2)   [_]   The sum of: (i) % of the portion of the elective
                            deferral which does not exceed % of the
                            participant's compensation; plus (ii) % of the
                            portion of the elective deferral which exceeds % of
                            the participant's compensation.
                            Note: The percentage of the portion of the elective
                            deferrals in D(4)(b)(2)(ii) cannot be greater than
                            the percentage of the portion of the elective
                            deferrals in D(4)(b)(2)(i).
                 3)   [_]   An amount to be determined by the Employer each
                            year.
          c. The Employer shall not match elective deferrals in 1.a. or 1.b. above in excess of $______ or in excess of % of the participant's compensation.
          d. All Employer matching contributions shall be qualified nonqualified.
          e. Forfeitures of excess aggregate contributions and forfeitures of any nonqualified matching contributions shall be:

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               [_]  Used to reduce Employer contributions.
               [_] Allocated after all other forfeitures under the Plan, to each participant's matching contribution account in the ratio which each participant's compensation for the Plan Year bears to the total compensation of all participants for such Plan Year. Qualified Matching Contributions shall mean matching contributions which are subject to the distribution and nonforfeitability requirements of Section 401(k) of the Code when made.

     5.   QUALIFIED NONELECTIVE CONTRIBUTIONS
          a. The Employer [X] will [_] will not make qualified nonelective contributions to the Plan. If the Employer does make such contribution to the Plan, then the amount of such contributions for each Plan Year shall be an amount determined by the Employer.
          b. The allocation of qualified nonelective contributions shall be made to the account of:
               [_]  All participants.
               [X]  Only nonhighly compensated participants.

     6.   VOLUNTARY NONDEDUCTIBLE CONTRIBUTIONS
          Participants [_] will [X] will not be allowed to make nondeductible employee contributions.

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     7.   HARDSHIP WITHDRAWALS
          Hardship withdrawals of elective deferrals [X] shall [_] shall not be permitted.

     8.   EXCESS ELECTIVE DEFERRALS
          Participants who claim excess elective deferrals for the preceding taxable year must submit their claims in writing to the plan administrator by 2/15. (Specify a date before April 15.)

E.   VESTING

     1.   SCHEDULE (Select one.)
          Participants are vested in that portion of their participants' accounts attributable to Employer contributions in accordance with the following schedule:

                              Top-Heavy Schedules

               Year(s)             100%                                     Specify
                 of              Immediate        2/20         3-Year          %
               Service             [_]            [_]          Cliff [_]      [X]
                  1               100%             0%            0%          100%

                  2               100%            20%            0%          100%      (not less than 20%)

                  3               100%            40%          100%          100%      (not less than 40%)

                  4               100%            60%          100%          100%      (not less than 60%)

                  5               100%            80%          100%          100%      (not less than 80%)

                  6               100%           100%          100%          100%      (not less than 100%)

                            Nontop-Heavy Schedules

               Year(s)         5-Year          3 - 7      Specify       Specify
                of             Cliff           Year          %             %
               Service          [_]             [_]         [_]           [_]
                  1               0%             0%

                  2               0%             0%

                  3               0%            20%                                (not less than 20%)

                  4               0%            40%                                (not less than 40%)

                  5             100%            60%        100%                    (not less than 60%)

                  6             100%            80%        100%                    (not less than 80%)

                  7             100%           100%        100%          100%

     2. EXCLUSIONS: (Check all applicable ones. Does not apply if 100% immediate vesting in Section E.1. above has been selected.)

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            a. [_] Exclude Year(s) of Service prior to effective date of the
                   Plan (except periods during which the Employer maintained a predecessor to this Plan).
            b. [_] Exclude Year(s) of Service prior to or during the computation year in which the employee attains age 18 (age 22 for Plan Years beginning before 1/1/85).

     3. If a nontop-heavy vesting schedule is chosen in Section E.1., the following schedule will apply as of the first day of the Plan Year for which the Plan is Top-Heavy: (Select one.)
                   [_] 100% Immediate       [_] 2/20 Vesting   [_] 3-Year Cliff

F.   NORMAL RETIREMENT AGE

     65     (May not be earlier than age 59(OMEGA) or later than age 65.)

G.   EARLY RETIREMENT AGE

            (May not be earlier than age 55.)
     Early retirement shall only be available to participants who have completed Years of Service.

H.   SERVICE WITH PREVIOUS EMPLOYER (Select One.)

     1. [_] Service with a previous Employer will not be taken into account except to the extent service is required to be given pursuant to Code Section 414(a) and the regulations thereunder.

     2. [_] Service with the following previous Employer(s) shall be taken into account for purposes of eligibility (Section B.1.) and vesting (Section E.1.).

I.   LIMITATIONS ON ALLOCATIONS

     If the Employer maintains or has ever maintained another qualified plan (other than a paired defined contribution regional prototype plan) in which any participant in this Plan is (or was) a participant or could become a participant, complete this section. The Employer must also complete this section if it maintains a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code, under which amounts are treated as annual additions with respect to any participant in this Plan.

     1.     DEFINED CONTRIBUTION PLAN (Select one.)
            If the participant is covered under another qualified defined contribution plan maintained by the Employer, other than a regional prototype plan:

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          [_]  The provisions of Article VII of the Plan Document will apply as if the other plan were a regional prototype plan.
          [_] Provide the method under which the plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts in a manner that precludes Employer discretion.

     2.   DEFINED BENEFIT PLAN
          If the participant is or has been a participant in a defined benefit plan maintained by the Employer or an Affiliate, the annual additions to this and/or another qualified defined contribution plan, or projected annual benefit in one or more qualified defined benefit plans shall be reduced so that the sum of the defined contribution fraction and the defined benefit fraction will not exceed 1.0. (Describe in an addendum attached to this Adoption Agreement. The method specified shall preclude discretion by the Employer or Affiliate.)

J.   ALLOCATION OF EMPLOYER CONTRIBUTIONS AND FORFEITURES

     (Complete only if an integrated allocation formula is chosen.)
     Note: An integrated formula may not be elected if the Employer or an Affiliate maintains any other plan integrated with social security and such other plan covers employees who are also participants in the Plan.

     INTEGRATION LEVEL (Select one.)
     The integration level shall be equal to the taxable wage base or such lesser amount elected below by the Employer. The taxable wage base is the maximum amount of earnings which may be considered wages for a year under
     Section 3121(a)(1) of the Code in effect as of the beginning of the Plan Year.
          [_]  Taxable Wage Base
          [_]  $ (a dollar amount less than the taxable wage base)
          [_]  % of Taxable Wage Base (not to exceed 100%)

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K.   ADMINISTRATIVE ELECTIONS

     1.   PAYOUTS OF SMALL ACCOUNT BALANCES
          Employer [X] will [_] will not automatically make a total distribution of the participant's vested interest if it is $3,500 or less upon retirement, termination of employment or disability.

     2.   DISTRIBUTIONS AT TERMINATION OF EMPLOYMENT
          [X] A participant [X] may [_] may not take a total distribution of his/her vested account balance if he/she terminates employment for reasons other than death, disability, or retirement.
          [_] A participant may take a total distribution of his/her vested account balance if he/she terminates employment for reasons other than death, disability or retirement if the total benefit is
               $      or less.

     3.   HARDSHIP WITHDRAWALS
          Hardship withdrawals [X] shall [_] shall not be allowed under the Plan.

     4.   PARTICIPANT LOANS
          Plan loans to participants [X] shall [_] shall not be allowed.
          If loans are allowed, a minimum loan amount of $ shall apply. (Amount cannot exceed $1,000.)

     5.   PARTICIPANT-DIRECTED INVESTMENTS
          Participant-directed investments [X] shall [_] shall not be allowed.

     6.   ROLLOVERS
          Rollovers of funds, by participants, from other plans to this Plan [X] shall [_] shall not be allowed.

     7.   TRANSFERS
          Transfers of funds, by participants, from other plans to this Plan [X] shall [_] shall not be allowed.

     8.   HOURS OF SERVICE
          Rather than compute service based upon actual Hours of Service, the Employer may elect to compute service based upon one of the alternatives listed below. If selected, this method will be applied to all employees under the Plan. (Check one if desired. If no box is checked, service will be based upon actual hours worked.)
          [_] An employee will be credited with 10 Hours of Service for each day in which the employee would be credited with 1 Hour of Service.
          [_] An employee will be credited with 45 Hours of Service for each week in which the employee would be credited with at least 1 Hour of Service.
          [_] An employee will be credited with 190 Hours of Service for each month in which the employee would be credited with at least 1 Hour of Service.

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L.   SPECIAL RULES FOR TOP-HEAVY PLANS  (Select one.)

     This section must be completed if the Plan is a Top-Heavy Plan (see definition in Section 3.48 of the Plan Document) and the Employer or an Affiliate maintains another plan or plans in addition to this Plan (other than the Bankers Systems Financial Services' REGIONAL Prototype Money Purchase Plan and Trust designated Plan 002 and Basic Plan Document 01).
     [X] The minimum contribution and benefit requirements of Code Section 416 will be satisfied as provided in Section 5.4 of the Plan Document.
     [_] The minimum contribution and benefit requirements of Code Section 416 will be satisfied as provided in the addendum attached to the Adoption Agreement. (Specify in an addendum attached to the Adoption Agreement the method for coordinating all such plans with this Plan so that the minimum contribution and benefit requirements will be met.)

M.   FILING PLAN WITH INTERNAL REVENUE SERVICE

     An Employer that has ever maintained or later adopts any plan [including a welfare benefit fund, as defined in Section 419(e) of the Code; which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Section 419A(d)(3) of the Code; or an individual medical account, as defined in Section 415(l)(2) of the Code] in addition to this Plan (other than paired plan 002) may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Internal Revenue Code. If the Employer adopts or maintains multiple plans or who may not rely on this notification letter pursuant to the preceding sentence and wishes to obtain reliance that its plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue Service.

     This Adoption Agreement may be used only in conjunction with Regional Basic Plan Document 01.

N.   ADOPTION AND ADVICE

     By executing this document, the Employer agrees to be bound by all the terms and conditions of the Plan (including the Adoption Agreement) and further certifies and warrants that it has relied on the advice of an independent adviser as to the legal and tax effects of adopting the Plan.

     Failure to properly complete all items on this Adoption Agreement may result in disqualification of the Plan.

     The sponsoring organization will notify the adopting Employer of any amendments made to the Plan or discontinuance or abandonment of the Plan.

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     The name, address and telephone number of the sponsoring organization or its agent is imprinted on the top of the Adoption Agreement.

O.   SIGNATURES AND DATE

          Executed this 1st day of July, 1997

     EMPLOYER

          Name of Business                  Interwoven, Inc.

          By                    /s/ John Chang
             ------------------------------------------------------------
                                    John Chang

          Its (Title)               Vice President

     AFFILIATES (Must be executed on behalf of any Affiliates. Attach addendum with signatures if more than one Affiliate.)

          Name of Business

          By ____________________________________________________________


          Its (Title)

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P.   CUSTODIAN/TRUSTEE (Select one.)

     CAUTION: READ INSTRUCTIONS BEFORE COMPLETING.

     Instructions: The Financial Institution may act as Custodian, but only if the Employer and any Affiliates are sole proprietorships or partnerships. A corporate plan may not use a Custodian. In addition, an individual may not serve as a Custodian. Select Financial Institution Trustee only if the Financial Institution has full trust powers under applicable state and/or federal laws. By executing this Plan as Custodian or Trustee, the Financial Institution warrants and represents that it is qualified to act as Custodian or Trustee, as the case may be, under all applicable federal and state laws and regulations.

     [_]  Financial Institution Custodian
     [_]  Financial Institution Trustee
     [X]  Self-Trusteed Plan

     CUSTODIAN OR TRUSTEE
          Name                 Steve Farber, Peng Ong, John Chang
          Address              885 N. San Antonio Road
          City, State, ZIP     Los Altos, CA 94022

          By                   /s/ John Chang
             ------------------------------------------------------------
                               John Chang

          Its (Title)          Vice President

Q.   SPONSOR

     Bankers Systems, Inc.

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     ADDITIONAL SUMMARY OF PLAN DESCRIPTION INFORMATION

     1.   Plan Name                     Interwoven, Inc. 401(k) Plan

     2.   Employer's Phone Number       (415) 917-3600

     3.   AGENT
          Name                          Sachiko Borman
          Address                       885 N. San Antonio Road
          City, State ZIP               Los Altos, CA 94022

     4.   TYPE OF PLAN ADMINISTRATION
          [_]  Employer provided administration
          [X]  Contract (Third Party) administration
          [_]  Insurer provided administration

     5.   ADDENDUM
          [_] Check here if the Employer has amended its qualified plan from a plan other than from Bankers Systems and the employer has added an addendum to continue required optional forms of benefit (i.e. payment schedule, timing, commencement, medium of distribution, etc.)

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